UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07742

Exact name of registrant as specified in charter:	Voyageur Mutual Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	November 30, 2012

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Minnesota High-Yield Municipal Bond Fund

November 30, 2012

	Principal
	Amount	Value
Municipal Bonds – 98.88%
Corporate-Backed Revenue Bonds – 5.20%
Cloquet Pollution Control Revenue Refunding (Potlatch Project) 5.90% 10/1/26	$2,700,000	$2,708,127
Laurentian Energy Authority I Cogeneration Revenue Series A 5.00% 12/1/21	1,750,000	1,742,475
Sartell Environmental Improvement Revenue Refunding (International Paper) Series A 5.20% 6/1/27	1,750,000	1,774,430
St. Paul Port Authority Solid Waste Disposal Revenue (Gerdau St. Paul Steel Mill Project)
Series 7 4.50% 10/1/37 (AMT)	2,365,000	2,425,402
		8,650,434
Education Revenue Bonds – 9.82%
Baytown Township Lease Revenue (St. Croix Preparatory Academy) Series A 7.00% 8/1/38	500,000	537,600
Duluth Housing & Redevelopment Authority (Public School Academy)
Series A 5.875% 11/1/40	1,000,000	1,054,590
Minnesota Higher Education Facilities Authority Revenue
(Augsburg College)
Series 6-C 5.00% 5/1/23	700,000	718,011
Series 6-J1 5.00% 5/1/36	1,000,000	1,026,180
(Bethel University) Series 6-R 5.50% 5/1/37	1,500,000	1,582,185
(Macalester College) Series 6-P 4.25% 3/1/32	1,000,000	1,057,920
(St. Catherine University) Series 7-Q
5.00% 10/1/25	325,000	384,709
5.00% 10/1/26	280,000	330,652
(St. John's University) Series 6-U 4.75% 10/1/33	825,000	916,765
(St. Olaf) Series 6-O
4.50% 10/1/32	1,000,000	1,087,600
5.00% 10/1/22	1,000,000	1,146,820
(St. Scholastica College) Series H 5.125% 12/1/40	750,000	831,743
(University of St. Thomas)
Series 6-I 5.00% 4/1/23	1,500,000	1,690,349
Series 7-A 5.00% 10/1/39	1,000,000	1,143,000
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue
(Nova Classical Academy) Series A 6.625% 9/1/42	1,500,000	1,663,305
University of Minnesota Series A 5.125% 4/1/34	1,000,000	1,170,600
		16,342,029
Electric Revenue Bonds – 6.29%
Chaska Electric Revenue Refunding (Generating Facilities) Series A 5.25% 10/1/25	1,000,000	1,115,760
Hutchinson Utilities Commission Series A
5.00% 12/1/22	490,000	619,875
5.00% 12/1/26	360,000	444,132
Minnesota Municipal Power Agency Electric Revenue Series A 5.00% 10/1/34	2,750,000	2,940,327
Northern Municipal Power Agency Electric System Revenue Series A 5.00% 1/1/18 (ASSURED GTY)	1,000,000	1,195,400
Puerto Rico Electric Power Authority Revenue Series XX 5.25% 7/1/40	1,665,000	1,724,407
Southern Minnesota Municipal Power Agency Supply System Revenue Series A
5.25% 1/1/16 (AMBAC)	500,000	568,920
Western Minnesota Municipal Power Agency Refunding Series A 5.00% 1/1/29	1,500,000	1,866,510
		10,475,331
Healthcare Revenue Bonds – 38.92%
Aitkin Health Care Facilities Revenue Refunding (Riverwood Health Care Center) 5.50% 2/1/24	700,000	737,744
Anoka Health Care Facility Revenue (Homestead Anoka Project) Series A 7.00% 11/1/46	1,650,000	1,804,077
Anoka Housing & Redevelopment Authority Revenue (Fridley Medical Center Project)
Series A 6.875% 5/1/40	1,000,000	1,118,270

Apple Valley Economic Development Authority Health Care Revenue (Augustanna
Home St. Paul Project) Series A 5.80% 1/1/30	1,000,000	1,033,510
Breckenridge Catholic Health Initiatives Series A 5.00% 5/1/30	2,000,000	2,102,160
Detroit Lakes Housing & Health Facilities Revenue Refunding (Mankato Lutheran
Homes) Series D 5.50% 8/1/21	500,000	500,610
Duluth Economic Development Authority (St. Luke's Hospital Authority Obligation Group)
5.75% 6/15/32	200,000	214,246
6.00% 6/15/39	800,000	866,416
Glencoe Health Care Facilities Revenue (Glencoe Regional Health Services Project)
5.00% 4/1/31	1,965,000	1,991,449
5.00% 4/1/20	1,100,000	1,118,876
Mahtomedi Senior Housing Revenue Refunding (St. Andrews Village Project) 5.75% 12/1/40	1,000,000	1,027,960
Maple Grove Health Care System Revenue (Maple Grove Hospital)
5.25% 5/1/37	1,000,000	1,060,750
5.25% 5/1/28	2,200,000	2,360,512
Minneapolis Health Care System Revenue (Fairview Health Services)
Series A 6.625% 11/15/28	1,900,000	2,323,681
Series B 6.50% 11/15/38 (ASSURED GTY)	250,000	314,733
Series D 5.00% 11/15/34 (AMBAC)	3,000,000	3,127,530
Minneapolis-St. Paul Housing & Redevelopment Authority (Health Partners Obligation Group Project)
6.00% 12/1/17	525,000	551,770
Minnesota Agricultural & Economic Development Board Revenue
(Benedictine Health Systems) 5.75% 2/1/29	1,000,000	1,000,750
Moorhead Economic Development Authority Multifamily Housing Revenue Refunding
(Eventide Lutheran Home Project) Series A 5.15% 6/1/29	550,000	553,069
Northfield Hospital Skilled Nursing Revenue 5.375% 11/1/31	1,000,000	1,058,880
Oak Park Heights Housing Revenue (Oakgreen Commons Project) 7.00% 8/1/45	1,500,000	1,660,845
Oakdale Senior Housing (Oak Meadows Project) 5.00% 4/1/34	500,000	512,990
Owatonna Senior Housing Revenue (Senior Living Project) Series A
5.80% 10/1/29	400,000	416,820
6.00% 4/1/41	1,250,000	1,295,250
Rochester Health Care & Housing Revenue (Samaritan Bethany) Refunding Series A
6.875% 12/1/29	1,000,000	1,137,970
7.375% 12/1/41	375,000	430,823
Rochester Health Care Facilities Revenue (Mayo Clinic) 4.00% 11/15/41	3,750,000	4,058,400
Sartell Health Care Facilities Revenue (Country Manor Campus Project) Series A
5.25% 9/1/22	1,080,000	1,169,014
6.25% 9/1/36	925,000	997,659
Shakopee Health Care Facilities Revenue (St. Francis Regional Medical Center) 5.25% 9/1/34	1,000,000	1,024,390
St. Cloud Health Care Revenue (Centracare Health System Project)
5.50% 5/1/39 (ASSURED GTY)	1,500,000	1,703,580
Series A 5.125% 5/1/30	2,125,000	2,414,999
St. Louis Park Health Care Facilities Revenue (Park Nicollet Health Services)
Refunding 5.75% 7/1/39	3,830,000	4,414,304
Series C 5.50% 7/1/23	1,000,000	1,140,360
St. Paul Housing & Redevelopment Authority (Senior Episcopal Homes Project)
Series A 5.15% 11/1/42	775,000	790,058
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Health Partners Obligation Group Project) 5.25% 5/15/36	1,000,000	1,060,540
(Senior Carondelet Village Project) Series A 6.00% 8/1/42	770,000	833,078
St. Paul Housing & Redevelopment Authority Health Care Revenue
(Allina Health System) Series A 5.00% 11/15/18 (NATL-RE)	1,900,000	2,237,497
St. Paul Housing & Redevelopment Authority Hospital Revenue (Health East Project)
6.00% 11/15/25	1,000,000	1,067,050
6.00% 11/15/30	1,000,000	1,062,720
St. Paul Housing & Redevelopment Authority Multifamily Housing Revenue Refunding
(Marion Center Project) Series A 5.375% 5/1/43	1,000,000	1,004,180
Stillwater Health Care Revenue (Health System Obligation Group)
5.00% 6/1/35	1,000,000	1,033,100
5.00% 6/1/25	2,000,000	2,084,500

@Twin Valley Congregate Housing Revenue (Living Options Project) 5.95% 11/1/28	1,825,000	1,824,964
Washington County Housing & Redevelopment Authority Healthcare & Housing
Revenue (Birchwood & Woodbury Projects) Series A 5.625% 6/1/37	1,000,000	1,032,850
Wayzata Senior Housing Revenue (Folkestone Senior Living Community) Series A
5.50% 11/1/32	260,000	274,869
5.75% 11/1/39	590,000	630,102
6.00% 5/1/47	920,000	990,720
Winona Health Care Facilities Revenue Refunding (Winona Health Obligation Group)
5.15% 7/1/31	1,500,000	1,611,810
		64,782,435
Housing Revenue Bonds – 9.08%
Chaska Multifamily Housing Revenue (West Suburban Housing Partners Project)
5.875% 3/1/31 (AMT)	1,000,000	999,340
Minneapolis Multifamily Housing Revenue (Grant Street Apartments Project) Refunding
Series A 7.25% 11/1/29	2,000,000	2,003,420
(Olson Townhomes Project) 6.00% 12/1/19 (AMT)	995,000	995,517
(Trinity Apartments) Series A 6.75% 5/1/21 (HUD)	495,000	495,807
Minneapolis-St. Paul Housing Finance Board Single Family Mortgage
(City Living Project) Series A-2 5.00% 12/1/38 (GNMA) (FNMA) (AMT)	366,094	380,028
Minnesota Housing Finance Agency
(Rental Housing)
Series A 4.875% 8/1/24 (AMT)	585,000	591,043
Series A-1 5.00% 8/1/40 (AMT)	2,265,000	2,330,073
(Residential Housing)
Series G 5.00% 7/1/36 (AMT)	825,000	850,064
Series I 4.85% 7/1/38 (AMT)	1,000,000	1,034,010
Series L 5.10% 7/1/38 (AMT)	1,350,000	1,413,977
Series M 4.875% 7/1/37 (AMT)	2,455,000	2,531,079
St. Paul Housing & Redevelopment Authority Multifamily Housing Revenue
(Shelby Grotto Housing Project) 5.50% 9/20/44 (GNMA) (FHA) (AMT)	750,000	759,705
Stillwater Multifamily Housing Revenue (Orleans Homes Project) 5.50% 2/1/42 (AMT)	750,000	738,158
		15,122,221
Lease Revenue Bonds – 5.75%
Andover Economic Development Authority Public Facilities Lease Revenue
(Andover Community Center) 5.20% 2/1/34	595,000	624,203
St. Paul Port Authority Lease Revenue (Robert Street Office Building Project) Series
3-11 5.00% 12/1/27	1,000,000	1,040,290
State of Minnesota General Fund Revenue Appropriations Series B
4.00% 3/1/26	1,500,000	1,734,810
5.00% 3/1/27	1,000,000	1,251,560
5.00% 3/1/29	1,500,000	1,863,315
University of Minnesota Special Purpose Revenue (State Supported Stadium Debt)
5.00% 8/1/29	2,660,000	3,052,030
		9,566,208
Local General Obligation Bonds – 8.75%
Chaska Independent School District #112 (School Building) Series A 4.50% 2/1/28 (NATL-RE)	1,000,000	1,095,100
Farmington Independent School District #192 (School Building) Series B 5.00% 2/1/27 (AGM)	1,000,000	1,083,930
Foley Independent School District #51 (School Building) Refunding Series A 5.00% 2/1/21	1,105,000	1,248,053
Hopkins Independent School District #270 (Alternative Facilities) 5.00% 2/1/26 (NATL-RE)	1,055,000	1,143,778
Metropolitan Council Waste Water Treatment Series B 5.00% 12/1/21	500,000	539,580
Minneapolis Various Purposes 4.00% 12/1/23	1,500,000	1,672,065
Moorhead Improvement Series B 5.00% 2/1/33 (NATL-RE)	750,000	785,070
South Washington County Independent School District #833 (School Building) Series A 4.75% 2/1/27	1,500,000	1,725,855
Thief River Falls Independent School District #564 (School Building) 4.00% 2/1/30	865,000	997,120
Staples United Hospital District (Todd Morrison ETC Hospital-Health Care Facilities-Lakewood)
5.00% 12/1/21	610,000	649,186
5.125% 12/1/24	205,000	216,913
5.25% 12/1/26	1,540,000	1,629,859
White Bear Lake Independent School District #624 (Alternative Facilities) Series B 4.75% 2/1/22	1,500,000	1,774,996
		14,561,505
§Pre-Refunded Bonds – 2.33%

Andover Economic Development Authority Public Facilities Lease Revenue
(Andover Community Center) 5.20% 2/1/34-14	405,000	424,877
Bemidji Health Care Facilities First Mortgage Revenue (North Country Health Services)
Refunding 5.00% 9/1/20-16	1,150,000	1,329,952
Lakeville Independent School District #194 (School Building) Series A 4.75% 2/1/22-13 (AGM)	1,000,000	1,007,710
Metropolitan Council Waste Water Treatment
Series C 5.00% 3/1/28-16	1,000,000	1,120,510
		3,883,049
Special Tax Revenue Bonds – 8.07%
Hennepin County Sales Tax Revenue
(First Lien - Ball Park Project) Series B 5.00% 12/15/24	1,000,000	1,194,500
(Second Lien - Ballpark Project) Series B
5.00% 12/15/20	1,500,000	1,795,830
5.00% 12/15/24	1,000,000	1,188,540
Minneapolis Supported Development Revenue (Limited Tax-Common Bond Fund) Series 2A
5.00% 6/1/28 (AMT)	1,170,000	1,241,019
Minneapolis Tax Increment Revenue
@(Ivory Tower Project) 5.70% 2/1/29	785,000	734,564
(St. Anthony Falls Project) 5.65% 2/1/27	500,000	503,385
Minnesota 911 Revenue (Public Safety Radio Commission System Project) 5.00% 6/1/24 (ASSURED GTY)	1,000,000	1,190,720
Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue First Subordinated
Series A 5.00% 8/1/46	1,750,000	1,933,995
Series C 5.75% 8/1/37	790,000	881,687
St. Paul Port Authority (Brownsfields Redevelopment Tax) Series 2 5.00% 3/1/37	1,500,000	1,700,040
Virgin Islands Public Finance Authority Revenue (Senior Lien-Matching Fund Loan Note)
Series A 5.25% 10/1/24	1,000,000	1,061,920
		13,426,200
State General Obligation Bonds – 2.04%
Minnesota State Series A
5.00% 10/1/24	1,000,000	1,272,200
5.00% 10/1/27	1,000,000	1,257,240
(Various Purposes) Series A 4.00% 8/1/27	750,000	875,453
		3,404,893
Transportation Revenue Bonds – 2.23%
Minneapolis - St. Paul Metropolitan Airports Commission Revenue
Series A Refunding 5.00% 1/1/15 (AMT)	1,000,000	1,091,620
Series A Unrefunded Portion 5.00% 1/1/28 (NATL-RE)	1,260,000	1,265,116
Subordinate Series B 5.00% 1/1/29	1,130,000	1,349,706
		3,706,442
Water & Sewer Revenue Bonds – 0.40%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue (Senior Lien) Series A
5.25% 7/1/42	260,000	265,785
6.00% 7/1/47	365,000	397,883
		663,668
Total Municipal Bonds (cost $153,183,839)		164,584,415

Total Value of Securities – 98.88%
(cost $153,183,839)		164,584,415
Receivables and Other Assets Net of Liabilities – 1.12%		1,867,744
Net Assets Applicable to 14,824,091 Shares Outstanding – 100.00%		$166,452,159

§Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
@Illiquid security. At November 30, 2012, the aggregate value of illiquid securities was $2,559,528, which represented 1.54% of the Fund's net assets. See Note 3 in "Notes."

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by Assured Guaranty Corporation
FHA – Federal Housing Administration
FNMA – Federal National Mortgage Association Collateral
GNMA – Government National Mortgage Association Collateral
HUD – Housing and Urban Development Section 8
NATL-RE – Insured by National Public Finance Guarantee Corporation

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Mutual Funds - Delaware Minnesota High-Yield Municipal Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not threshold” are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (August 31, 2009–August 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At November 30, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At November 30, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$153,183,839
Aggregate unrealized appreciation	$11,474,999
Aggregate unrealized depreciation	(74,423)
Net unrealized appreciation	$11,400,576

For federal income tax purposes, at August 31, 2012, capital loss carryforwards of $3,399,141 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $96,079 expires in 2015, $198,826 expires in 2016, $129,724 expires in 2017 and $2,974,512 expires in 2018.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of November 30, 2012:

Level 2
Municipal Bonds	$164,584,415

During the period ended November 30, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities, mainly in Minnesota. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At November 30, 2012, 9% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s (S&P) and Baa3 by Moody’s Investors Services (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding.” "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of November 30, 2012, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to November 30, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware National High-Yield Municipal Bond Fund

November 30, 2012

	Principal
	Amount	Value
Municipal Bonds – 97.66%
Corporate Revenue Bonds – 23.09%
Allegheny County, Pennsylvania Industrial Development Authority Revenue
(Environmental Improvement - U.S. Steel Corp. Project)	$6,520,000	$6,530,432
5.75% 8/1/42
6.875% 5/1/30	300,000	324,711
Buckeye, Ohio Tobacco Settlement Financing Authority Asset-Backed Series A-2
5.875% 6/1/47	7,845,000	6,997,505
6.50% 6/1/47	8,405,000	8,201,935
California State Enterprise Development Authority Revenue (Sunpower Corp.-
Recovery Zone Facility) 8.50% 4/1/31	1,000,000	1,171,300
Capital Trust Agency, Florida Revenue (Million Air One) 7.75% 1/1/41 (AMT)	1,700,000	1,927,868
Cass County, Texas Industrial Development Corporation Environmental Improvement
Revenue (International Paper Co. Project) Series A 6.00% 9/1/25 (AMT)	1,000,000	1,003,520
Central Plains Energy Project, Nebraska Gas Project Revenue Project #3 5.00% 9/1/42	2,000,000	2,225,920
Cloquet, Minnesota Pollution Control Revenue (Potlatch Corp. Project) 5.90% 10/1/26	1,605,000	1,609,831
Columbus County, North Carolina Industrial Facilities & Pollution Control Financing
(International Paper Co. Project) Series A 5.70% 5/1/34	1,000,000	1,141,930
De Soto Parish, Louisiana Environmental Improvement Revenue (International Paper
Co. Project) Series A 6.35% 2/1/25 (AMT)	1,650,000	1,663,151
Delaware State Economic Development Authority Revenue Exempt Facilities (Indian
River Power) 5.375% 10/1/45	1,600,000	1,746,656
Golden State, California Tobacco Securitization Corporate Settlement Revenue
Refunding
5.00% 6/1/45 (AMBAC)	1,000,000	1,055,430
Asset-Backed Senior Notes Series A-1 5.75% 6/1/47	10,510,000	9,811,821
Houston, Texas Airport System Revenue (Continental Airlines) Series A 6.625% 7/15/38 (AMT)	2,000,000	2,240,180
Illinois Railsplitter Tobacco Settlement Authority 6.00% 6/1/28	1,455,000	1,793,360
Indiana State Finance Authority Environmental Revenue (U.S. Steel Corp. Project)
6.00% 12/1/26	935,000	967,482
Iowa State Finance Authority Midwestern Disaster Area Revenue (Alcoa Inc. Project)
4.75% 8/1/42	5,000,000	5,257,050
Louisiana Local Government Environmental Facilities & Community Development
Authority Revenue (Westlake Chemical Corp.) Series A-1 6.50% 11/1/35	3,000,000	3,549,360
Love Field Airport Modernization Corporation, Texas Special Facilities Revenue
(Southwest Airlines Co. Project) 5.25% 11/1/40	2,000,000	2,180,960
Maryland Economic Development Corporation Facilities Revenue (CNX Marine
Terminals Inc.) 5.75% 9/1/25	1,530,000	1,690,757
Massachusetts Development Finance Agency Revenue (Covanta Energy Project)
Series B 4.875% 11/1/42	4,580,000	4,689,370
Michigan Tobacco Settlement Financing Authority Revenue Asset-Backed Series A
6.00% 6/1/48	555,000	506,066
M-S-R Energy Authority, California Gas Revenue
Series B 6.125% 11/1/29	1,500,000	1,950,165
Series C 6.50% 11/1/39	2,185,000	3,139,233
New Jersey Economic Development Authority Special Facility Revenue (Continental
Airlines Inc. Project)	4,000,000	4,130,280
5.25% 9/15/29 (AMT)
5.75% 9/15/27 (AMT)	2,000,000	2,051,280

New York City, New York Industrial Development Agency Special Facilities Revenue
(American Airlines - JFK International Airport)	200,000	211,340
7.50% 8/1/16 (AMT)
•7.75% 8/1/31 (AMT)	1,000,000	1,056,930
(JetBlue Airways Corp. Project) 5.125% 5/15/30 (AMT)	1,000,000	991,440
New York Liberty Development Corporation Revenue
(Goldman Sachs Headquarters) 5.25% 10/1/35	4,875,000	6,089,265
(Second Priority - Bank of America Tower)
Class 2 5.625% 7/15/47	1,000,000	1,190,180
Class 3 6.375% 7/15/49	2,500,000	2,949,675
Ohio County, Kentucky Pollution Control Revenue (Big Rivers Electric Corp. Project)
Series A 6.00% 7/15/31	1,250,000	1,331,625
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Allegheny Energy Supply Co.) 7.00% 7/15/39	1,175,000	1,425,522
Port of Seattle, Washington Industrial Development Corporation Special Facilities
Revenue (Delta Airlines) 5.00% 4/1/30 (AMT)	2,000,000	2,031,020
Salt Verde, Arizona Financial Senior Gas Revenue
5.00% 12/1/32	1,450,000	1,744,481
5.00% 12/1/37	2,030,000	2,449,885
5.25% 12/1/27	2,235,000	2,712,284
5.25% 12/1/28	1,050,000	1,278,155
5.50% 12/1/29	765,000	957,589
•St. Charles Parish, Louisiana Revenue (Valero Energy Corp. Project) 4.00% 12/1/40	1,635,000	1,820,801
St. John Baptist Parish, Louisiana Revenue (Marathon Oil Corp.) Series A 5.125% 6/1/37	1,900,000	2,050,594
Sweetwater County, Wyoming Solid Waste Disposal Revenue (FMC Corp. Project)
5.60% 12/1/35 (AMT)	1,000,000	1,067,310
Tobacco Settlement Financing Corporation, New Jersey Series 1A
5.00% 6/1/18	2,330,000	2,648,930
5.00% 6/1/41	5,500,000	4,974,970
Toledo, Lucas County, Ohio Port Authority Development Revenue (Toledo Express
Airport Project) Series C 6.375% 11/15/32 (AMT)	1,000,000	1,046,820
TSASC, New York Revenue (Asset-Backed) Series 1 5.125% 6/1/42	485,000	409,621
		119,995,990
Education Revenue Bonds – 16.29%
Allegheny County, Pennsylvania Higher Education Building Authority Revenue
(Carnegie Mellon University Project) Series A 5.00% 3/1/24	1,000,000	1,261,580
Arlington, Texas Higher Education Finance (Arlington Classic Academy) 7.65% 8/15/40	1,000,000	1,139,210
Bowling Green, Ohio Student Housing Revenue CFP I (State University Project) 6.00% 6/1/45	1,250,000	1,408,938
California Municipal Finance Authority Revenue
(Azusa Pacific University Project) Series B 7.75% 4/1/31	1,000,000	1,198,720
(Partnership Uplift Community Project) Series A 5.25% 8/1/42	1,000,000	1,011,260
(Santa Rosa Academy Project) Series A 6.00% 7/1/42	1,250,000	1,305,475
(Southwestern Law School) 6.50% 11/1/41	1,500,000	1,807,305
California School Finance Authority (New Designs Charter School) Series A 5.50% 6/1/42	1,750,000	1,808,853
California Statewide Communities Development Authority Charter School Revenue
(Green Dot Public Schools) Series A 7.25% 8/1/41	915,000	1,028,506
California Statewide Communities Development Authority Revenue
(California Baptist University Project)
7.50% 11/1/41	1,000,000	1,268,970
Series A 5.50% 11/1/38	1,000,000	1,080,470
California Statewide Communities Development Authority School Facility Revenue
(Aspire Public Schools Project) 6.00% 7/1/40	1,000,000	1,036,480
Chattanooga, Tennessee Health Educational & Housing Facilities Board Revenue (CDFI Phase I, LLC Project)
Series A 5.125% 10/1/35	1,000,000	1,029,280
Subordinate Series B 6.00% 10/1/35	1,500,000	1,574,655
Clifton, Texas Higher Education Finance Corporation Revenue
(Idea Public Schools) 5.75% 8/15/41	1,000,000	1,118,970
(Uplift Education) Series A 6.25% 12/1/45	1,000,000	1,187,430
Delaware County, Pennsylvania Industrial Development Authority Revenue Charter
School Revenue (Chester Community Charter School) Series A 6.125% 8/15/40	515,000	474,227

Gainesville, Georgia Redevelopment Authority Educational Facilities Revenue
(Riverside Military Academy Project)
5.125% 3/1/37	2,000,000	1,995,700
5.125% 3/1/37	2,800,000	2,840,880
Idaho Housing & Financing Association Nonprofit Facilities Revenue (North Star Charter
School Project) Series A 9.50% 7/1/39	1,000,000	1,115,520
Illinois Finance Authority Charter School Revenue (Uno Charter School) Series A 7.125% 10/1/41	1,000,000	1,181,000
Illinois Finance Authority Revenue (Lake Forest College) Series A 6.00% 10/1/48	1,000,000	1,059,330
Illinois Finance Authority Student Housing Revenue (Dekalb II - Northern Illinois
University Project) 6.875% 10/1/43	1,000,000	1,219,660
Indiana State Finance Authority Revenue Educational Facilities (Drexel Foundation -
Thea Bowman Academy Charter School) Series A 7.00% 10/1/39	1,000,000	1,091,550
Iowa Higher Education Loan Authority Revenue (Private College Facilities)
5.00% 10/1/38	2,000,000	2,147,540
6.00% 9/1/39	2,145,000	2,441,116
Louisiana Public Facilities Authority Revenue (Lake Charles Charter Academy
Foundation) 8.00% 12/15/41	1,500,000	1,620,030
Marietta, Georgia Development Authority Revenue (Life University Income Project) 7.00% 6/15/39	1,345,000	1,461,571
Maryland State Economic Development Corporation Student Housing Revenue
(University of Maryland College Park Projects) 5.75% 6/1/33	1,130,000	1,256,560
Maryland State Health & Higher Educational Facilities Authority Revenue (Patterson
Park Public Charter School)
Series A 6.125% 7/1/45	1,000,000	1,096,460
@(Washington Christian Academy Project) Series A 5.50% 7/1/38	1,170,000	467,988
Massachusetts Health & Educational Facilities Authority Revenue (Springfield College)
5.625% 10/15/40	1,000,000	1,121,340
Massachusetts State Development Finance Agency Revenue (Harvard University)
Series B-1 5.00% 10/15/20	1,510,000	1,960,584
Michigan Finance Authority Limited Obligation Revenue (Public School Academy)
(Old Redford) Series A 6.50% 12/1/40	900,000	952,263
(University Learning) 7.50% 11/1/40	1,000,000	1,164,750
(Voyageur) 8.00% 7/15/41	1,250,000	1,337,275
Michigan Public Educational Facilities Authority Revenue (Limited-Obligation-Landmark
Academy) 7.00% 12/1/39	950,000	1,039,082
Minnesota Higher Education Facilities Authority Revenue (Bethel University) Series 6-R
5.50% 5/1/37	1,000,000	1,054,790
New Castle County, Delaware Revenue (Newark Charter School Inc. Project) 5.00% 9/1/36	500,000	506,785
New Jersey Economic Development Authority Revenue (Provident Group - Montclair) 5.875% 6/1/42	1,500,000	1,707,825
New Jersey State Educational Facilities Authority Revenue
(Rider University) Series A 5.00% 7/1/37	800,000	894,912
(University of Medicine & Dentistry) Series B 7.50% 12/1/32	1,000,000	1,281,420
New Jersey State Higher Education Student Assistance Authority Student Loan
Revenue Series 1B 5.75% 12/1/39 (AMT)	1,250,000	1,333,325
North Texas Education Finance Revenue (Uplift Education) Series A 5.25% 12/1/47	2,100,000	2,276,442
Oregon State Facilities Authority Revenue
(College Housing Northwest Project) Series A
5.45% 10/1/32	1,000,000	1,005,190
#(Concordia University Project) Series A 144A
6.125% 9/1/30	1,000,000	1,102,530
6.375% 9/1/40	500,000	556,250
Pennsylvania State Higher Educational Facilities Authority Revenue
(Edinboro University Foundation) 5.80% 7/1/30	1,300,000	1,475,409
(Edinboro University Student Housing) 6.00% 7/1/42	1,000,000	1,110,280
•(Foundation Indiana University) Series A 0.891% 7/1/39 (SGI)	2,400,000	1,623,960
Philadelphia, Pennsylvania Authority for Industrial Development Revenue
(Discovery Charter School Project)
5.875% 4/1/32	450,000	495,270
6.25% 4/1/37	500,000	560,395
(First Philadelphia Charter Project) Series A
5.75% 8/15/32	745,000	769,697
(Global Leadership Academy Project) 6.375% 11/15/40	1,000,000	1,098,630
(Green Woods Charter School Project) Series A 5.75% 6/15/42	1,600,000	1,635,296
(New Foundation Charter School Project) 6.625% 12/15/41	1,000,000	1,113,910

Philadelphia, Pennsylvania Redevelopment Authority Revenue (Beech Student Housing
Complex Project) Series A 5.50% 7/1/35 (ACA)	1,500,000	1,500,150
Phoenix, Arizona Industrial Development Authority Revenue
(Choice Academies Project)
5.375% 9/1/32	1,000,000	1,028,580
5.625% 9/1/42	600,000	616,950
(Rowan University Project)
5.00% 6/1/42	2,000,000	2,231,320
Private Colleges & Universities Authority, Georgia Revenue (Mercer University) Series A 5.00% 10/1/32	1,005,000	1,131,288
Provo, Utah Charter School Revenue (Freedom Academy Foundation Project) 5.50% 6/15/37	910,000	909,973
Puerto Rico Industrial Tourist Educational Medical & Environmental Central Facilities
Financing Authority (Sacred Heart University) 5.00% 10/1/42	750,000	763,253
San Juan, Texas Higher Education Finance Authority Education Revenue (Idea Public
Schools) Series A 6.70% 8/15/40	2,000,000	2,382,800
Utah State Charter School Finance Authority Revenue (North Davis Preparatory) 6.375% 7/15/40	1,290,000	1,417,078
Wyoming Community Development Authority Student Housing Revenue
(CHF-Wyoming LLC) 6.50% 7/1/43	1,000,000	1,123,660
Yonkers, New York Economic Development Corporation Education Revenue (Charter
School Educational Excellence) 6.25% 10/15/40	595,000	633,723
		84,651,618
Electric Revenue Bonds – 2.58%
Indiana Finance Authority Revenue (Ohio Valley Electric Corp. Project) Series A 5.00% 6/1/39	4,000,000	4,255,080
Long Island, New York Power Authority Series A 5.00% 9/1/42	2,000,000	2,318,540
Puerto Rico Electric Power Authority Revenue Series A 5.00% 7/1/42	6,670,000	6,825,344
		13,398,964
Healthcare Revenue Bonds – 23.90%
Abag, California Finance Authority for Nonprofit Corporations Refunding (Episcopal
Senior Communities) 6.125% 7/1/41	1,650,000	1,926,771
Alachua County, Florida Health Facilities Authority (Oak Hammock University) Series A
8.00% 10/1/42	1,000,000	1,237,740
8.00% 10/1/46	1,500,000	1,849,995
Apple Valley, Minnesota Economic Development Authority Health Care Revenue
(Augustana Home St. Paul Project) Series A 6.00% 1/1/40	1,000,000	1,033,220
Bexar County, Texas Health Facilities Development Corporation Revenue (Army
Retirement Residence Project) 5.875% 7/1/30	1,000,000	1,148,030
Brevard County, Florida Health Facilities Authority Health Care Facilities Revenue
(Heath First Inc. Project) 7.00% 4/1/39	1,000,000	1,260,460
Butler County, Pennsylvania Hospital Authority Revenue (Butler Health System
Project) 7.125% 7/1/29	900,000	1,158,561
California Municipal Finance Authority Revenue (Eisenhower Medical Center) Series A 5.75% 7/1/40	1,000,000	1,133,420
California Statewide Communities Development Authority Revenue
(BE Group) 7.25% 11/15/41	500,000	583,140
(Kaiser Permanente) 5.00% 4/1/42	1,625,000	1,892,898
(Terraces at San Joaquin Garden) Series A 6.00% 10/1/47	1,250,000	1,365,388
Chesterfield County, Virginia Economic Development Authority (1st Mortgage
Brandermill Woods Project) 5.125% 1/1/43	2,500,000	2,558,800
Cleveland - Cuyahoga County, Ohio Port Authority Revenue Senior Housing (St.
Clarence - Geac) Series A 6.25% 5/1/38	1,000,000	1,005,850
Colorado Health Facilities Authority Revenue (Christian Living Community Project)
Series A 5.75% 1/1/37	1,990,000	2,063,033
Cumberland County, Pennsylvania Municipal Authority Revenue
(Asbury Pennsylvania Obligation Group) 5.25% 1/1/41	1,600,000	1,666,208
(Diakon Lutheran Ministries Project)
5.00% 1/1/36	1,000,000	1,042,300
6.375% 1/1/39	1,000,000	1,132,320

Dauphin County, Pennsylvania General Authority Health System Revenue (Pinnacle
Health System Project) 5.00% 6/1/42	2,305,000	2,544,213
Duluth Economic Development Authority (St. Luke's Hospital Authority Obligation
Group) 5.75% 6/15/32	2,250,000	2,410,268
East Rochester, New York Housing Authority Revenue Refunding (Senior Living
-Woodland Village Project) 5.50% 8/1/33	1,200,000	1,219,740
Hawaii Pacific Health Special Purpose Revenue Series A 5.50% 7/1/40	1,250,000	1,400,675
Hawaii State Department of Budget & Finance Special Purpose Senior Living Revenue
(15 Craigside Project) Series A 9.00% 11/15/44	1,000,000	1,224,700
(Kahala Nui) 5.25% 11/15/37	1,000,000	1,090,240
Illinois Finance Authority Revenue
(Admiral at Lake Project) 8.00% 5/15/46	1,500,000	1,817,820
(Lutheran Home & Services) 5.75% 5/15/46	1,685,000	1,757,337
(Provena Health) Series A 7.75% 8/15/34	1,000,000	1,357,000
(Silver Cross & Medical Centers) 7.00% 8/15/44	1,000,000	1,216,590
Illinois Health Facilities Authority Revenue (Elmhurst Memorial Healthcare Project)
5.625% 1/1/28	1,000,000	1,003,380
Indiana Finance Authority Hospital Revenue (King's Daughters Hospital & Health)
5.50% 8/15/45	1,000,000	1,110,500
Indiana Finance Authority Revenue (Marquette Project) 5.00% 3/1/39	1,400,000	1,471,344
Iowa Finance Authority (Sunrise Retirement Community) 5.75% 9/1/43	2,500,000	2,552,125
Kentucky Economic Development Finance Authority Hospital Revenue (Owensboro
Medical Health System) Series A 6.50% 3/1/45	1,000,000	1,217,450
Kentwood, Michigan Economic Development Corporation Revenue (Limited Obligation -
Holland Home) 5.625% 11/15/41	1,250,000	1,325,200
Koyukuk, Alaska Revenue (Tanana Chiefs Conference Health Care Facility Project) 7.75% 10/1/41	1,750,000	1,953,718
Lake County, Florida Individual Development (Cranes View Lodge Project) Series A 7.125% 11/1/42	3,000,000	3,042,990
Lancaster County, Pennsylvania Hospital Authority Revenue (Brethren Village Project)
Series A 6.375% 7/1/30	725,000	789,902
Lebanon County, Pennsylvania Health Facilities Authority Center Revenue (Pleasant
View Retirement) Series A 5.30% 12/15/26	1,000,000	1,020,620
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project) 6.50% 5/15/37	1,705,000	2,089,972
Lucas County, Ohio Health Care Facilities Revenue (Sunset Retirement Communities) 5.50% 8/15/30	1,000,000	1,130,120
Lucas County, Ohio Refunding & Improvement (Lutheran Homes) Series A 7.00% 11/1/45	3,000,000	3,445,319
Maine Health & Higher Educational Facilities Authority Revenue (Maine General Medical
Center) 6.75% 7/1/41	1,700,000	2,087,498
Martin County, Florida Health Facilities Authority Revenue (Martin Memorial Medical
Center) 5.50% 11/15/42	1,000,000	1,127,630
Maryland State Health & Higher Educational Facilities Authority Revenue (Doctors
Community Hospital) 5.75% 7/1/38	1,500,000	1,657,335
Missouri State Health & Educational Facilities Authority (Lutheran Senior Services) 6.00% 2/1/41	1,000,000	1,150,550
Montgomery County, Pennsylvania Industrial Development Authority Revenue (Meeting
- Whitemarsh Continuing Care) 6.25% 2/1/35	2,500,000	2,556,575
New Hampshire Health & Education Facilities Authority (Rivermeade) Series A 6.875% 7/1/41	1,380,000	1,591,030
New Jersey Health Care Facilities Financing Authority Revenue
(Barnabas Health Services) Series A
4.00% 7/1/26	1,250,000	1,373,113
5.00% 7/1/25	315,000	376,705
(St. Josephs Healthcare System) 6.625% 7/1/38	860,000	997,385
(St. Peters University Hospital) 6.25% 7/1/35	2,700,000	3,179,574
(Trinitas Hospital Obligation Group) Series A 5.25% 7/1/30	1,240,000	1,323,849
New York State Dormority Authority Revenue Non State Supported Debt (Orange
Regional Medical Center) 6.25% 12/1/37	2,500,000	2,804,625
North Carolina Medical Care Commission Health Care Facilities Revenue
(First Mortgage - Galloway Ridge Project) 6.00% 1/1/39	1,520,000	1,610,607
(First Mortgage - Presbyterian Homes) 5.60% 10/1/36	1,000,000	1,034,020
Onondaga, New York Civic Development (St. Joseph Hospital Health Center)
4.50% 7/1/32	1,000,000	1,003,830
5.00% 7/1/42	3,000,000	3,120,390

Pennsylvania Economic Development Financing Authority Health System Revenue
(Albert Einstein Healthcare) Series A 6.25% 10/15/23	1,100,000	1,315,721
Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Hospital
Revenue (Temple University Health System) Series A
5.50% 7/1/30	2,000,000	2,132,260
5.625% 7/1/42	1,000,000	1,100,680
Salem, Oregon Hospital Facility Authority Revenue (Capital Manor Inc.)
6.00% 5/15/42	1,250,000	1,377,925
6.00% 5/15/47	1,500,000	1,653,510
San Buenaventura, California Revenue (Community Memorial Health Systems) 7.50% 12/1/41	2,475,000	3,126,643
South Carolina Jobs - Economic Development Authority Hospital Revenue (Palmetto
Health) 5.75% 8/1/39	915,000	1,046,705
Southeastern Ohio Port Authority Hospital Facilities Revenue (Memorial Health System) 6.00% 12/1/42	3,000,000	3,280,829
St. Johns County, Florida Industrial Development Authority Revenue (Presbyterian
Retirement) Series A 5.875% 8/1/40	1,000,000	1,129,420
St. Louis Park, Minnesota Health Care Facilities Revenue (Park Nicollet Health
Services) 5.75% 7/1/39	500,000	576,280
St. Paul, Minnesota Housing & Redevelopment Authority Hospital Revenue (Health
East Project) 6.00% 11/15/30	2,000,000	2,125,440
Suffolk County, New York Economic Development Corporation Revenue (Peconic
Landing Southland) 6.00% 12/1/40	575,000	654,149
Tempe, Arizona Industrial Development Authority Revenue Refunding (Friendship
Village) Series A 6.25% 12/1/46	500,000	550,000
Travis County, Texas Health Facilities Development Corporation Revenue
(Westminister Manor Project) 7.125% 11/1/40	1,000,000	1,211,040
Vermont Economic Development Authority Revenue (Wake Robin Corp. Project) 5.40% 5/1/33	1,100,000	1,181,752
Washington State Health Care Facilities Authority Revenue
(Kadlec Regional Medical Center) 5.00% 12/1/42	3,000,000	3,214,379
(Multicare Health System) Series B 6.00% 8/15/39 (ASSURED GTY)	1,250,000	1,494,638
Wayzata, Minnesota Senior Housing Revenue (Folkestone Senior Living Community)
Series A	270,000	285,441
5.50% 11/1/32
5.75% 11/1/39	600,000	640,782
6.00% 5/1/47	920,000	990,720
West Virginia Hospital Finance Authority Revenue (Highland Hospital Obligation Group)
9.125% 10/1/41	3,000,000	3,815,699
Winchester, Virginia Industrial Development Authority Residential Care Facility
Revenue (Westminster-Canterbury Project) Series A 5.30% 1/1/35	1,000,000	1,027,050
Yavapai County, Arizona Industrial Development Authority Hospital Revenue (Yavapai
Medical Center) Series A 6.00% 8/1/33	1,000,000	1,032,640
		124,207,776
Housing Revenue Bonds – 0.96%
California Municipal Finance Authority Mobile Home Park Revenue (Senior - Caritas
Projects) Series A	1,500,000	1,614,375
5.50% 8/15/47
6.40% 8/15/45	1,830,000	2,051,686
Independent Cities, California Finance Authority Revenue Refunding (Sahar Mobile
Home Park) Series A 5.00% 6/15/47	1,250,000	1,297,538
		4,963,599
Lease Revenue Bonds – 7.66%
California Municipal Finance Authority Revenue (Goodwill Industry Sacramento Valley
and Northern Nevada Project) Series A	500,000	536,445
6.625% 1/1/32
6.875% 1/1/42	1,500,000	1,613,640
Capital Area Cultural Education Facilities Finance Corporation Texas Revenue (Roman
Catholic Diocese) Series B 6.125% 4/1/45	1,000,000	1,126,440
Capital Trust Agency Florida Revenue (Air Cargo - Aero Miami) Series A 5.35% 7/1/29	980,000	1,005,117
District of Columbia Revenue (Center of Strategic & International Studies) 6.625% 3/1/41	2,235,000	2,469,966
Hudson, New York Yards Infrastructure Corporation Revenue Series A 5.75% 2/15/47	2,500,000	3,041,875

New Jersey Economic Development Authority Revenue (UMM Energy Partners) Series A
4.75% 6/15/32 (AMT)	1,000,000	1,048,150
5.00% 6/15/37 (AMT)	560,000	591,752
5.125% 6/15/43 (AMT)	500,000	529,025
New York City, New York Industrial Development Agency Revenue (Pilot - Queens
Baseball Stadium) 5.00% 1/1/46 (AMBAC)	1,000,000	1,031,610
New York State Liberty Development Corporation Liberty Revenue (World Trade Center Project)
5.75% 11/15/51	7,485,000	9,173,766
Class 1 5.00% 9/15/40	1,120,000	1,328,880
Class 2 5.00% 9/15/43	2,015,000	2,335,163
Class 3 5.00% 3/15/44	1,400,000	1,556,478
Public Finance Authority, Wisconsin Airport Facilities Revenue (Senior Obligation Group) 5.00% 7/1/42 (AMT)	4,000,000	4,088,480
Puerto Rico Public Buildings Authority Revenue Government Facilities) Series U 5.25% 7/1/42	5,000,000	5,138,150
Puerto Rico Public Finance Corporation Revenue (Commonwealth Appropriation) Series B 5.50% 8/1/31	1,880,000	2,018,481
Wise County, Texas (Parker County Junior College District) 8.00% 8/15/34	1,000,000	1,148,620
		39,782,038
§Pre-Refunded Bonds – 0.70%
Capital Trust Agency Florida Revenue (Fort Lauderdale/Cargo Acquisition Project)
5.75% 1/1/32-14 (AMT)	550,000	583,308
Missouri State Development Finance Board Infrastructure Facilities Revenue (Branson
Landing Project) Series A 5.50% 12/1/24-14	720,000	761,047
New Jersey State Economic Development Authority Revenue (Cigarette Tax) 5.75% 6/15/34-14	965,000	1,045,771
Oklahoma City, Oklahoma Industrial & Cultural Facilities Subordinated (Air Cargo -
Obligated Group) 6.75% 1/1/23-14 (AMT)	1,160,000	1,241,153
		3,631,279
Resource Recovery Revenue Bond – 0.21%
Mission Economic Development, Dallas, Texas Clean Energy Revenue (McCommas)
6.875% 12/1/24 (AMT)	1,000,000	1,084,110
		1,084,110
Special Tax Revenue Bonds – 9.31%
Allentown, Pennsylvania Neighborhood Improvement Zone Development Authority
Series A 5.00% 5/1/42	1,500,000	1,628,985
Anne Arundel County, Maryland Special Obligation Revenue (National Business Park -
North Project) 6.10% 7/1/40	1,725,000	1,888,616
Baltimore, Maryland Convention Center Hotel Revenue Subordinated Series B 5.875% 9/1/39	1,000,000	1,037,130
Bonita Canyon, California Public Facilities Financing Authority (Community Facilities
District #98-1) 5.00% 9/1/28	700,000	722,750
Brooklyn Arena Local Development Corporation, New York Pilot Revenue (Barclays Center Project)
6.25% 7/15/40	4,000,000	4,701,959
6.50% 7/15/30	1,175,000	1,426,086
California Statewide Communities Development Authority Revenue (Inland Regional
Center Project) 5.375% 12/1/37	3,000,000	3,227,580
Dutchess County, New York Local Development Corporation Revenue (Anderson
Center Services Inc. Project) 6.00% 10/1/30	2,000,000	2,169,320
@Farms New Kent, Virginia Community Development Authority Special Assessment
Series C 5.80% 3/1/36	1,000,000	607,210
Henderson, Nevada Local Improvement Districts #T-18 5.30% 9/1/35	650,000	365,060
Lancaster, California Redevelopment Agency Tax Allocation Revenue (Combined
Redevelopment Project Areas) 6.875% 8/1/39	500,000	581,605
Mosaic, Virginia District Community Development Authority Revenue Series A 6.875% 3/1/36	1,500,000	1,729,785
Nampa Development Corporation, Idaho Revenue 5.90% 3/1/30	2,000,000	2,211,200
New Jersey Economic Development Authority Series II 5.00% 3/1/26	5,000,000	6,054,249
New York City, New York Industrial Development Agency
(Pilot - Queens Baseball Stadium) 5.00% 1/1/22 (AMBAC)	1,000,000	1,049,620
(Yankee Stadium) 7.00% 3/1/49 (ASSURED GTY)	1,000,000	1,247,580
(YMCA of Greater New York Project) 5.00% 8/1/36	3,000,000	3,177,420
Norco, California Redevelopment Agency Tax Allocation (Area #1 Project) 6.00% 3/1/36	1,000,000	1,147,470
Puerto Rico Sales Tax Financing Corporation Tax Revenue
Ω(Capital Appreciation) Series A 6.75% 8/1/32	730,000	771,720
Series A 5.75% 8/1/37	800,000	892,848
Series C 5.00% 8/1/40	1,250,000	1,385,650
First Subordinate Series C 5.50% 8/1/40	3,000,000	3,291,390

Richmond Heights, Missouri Tax Increment & Transaction Sales Tax Revenue
Refunding & Improvement (Francis Place Redevelopment Project) 5.625% 11/1/25	1,200,000	1,202,628
Roseville Westpark, California Community Facilities District #1 (Special Tax Public
Facilities) 5.25% 9/1/37	600,000	606,660
San Mateo, California Special Tax Revenue (Community Facilities District #2008-1-Bay
Meadows) 6.00% 9/1/42	705,000	781,810
@St. Joseph, Missouri Industrial Development Authority Tax Increment Revenue
(Shoppes at North Village Project) Series A
5.375% 11/1/24	1,000,000	1,008,740
5.50% 11/1/27	500,000	503,680
St. Louis, Missouri Industrial Development Authority Tax Increment Revenue
Improvement (Grand Center Redevelopment Project) 6.375% 12/1/25	1,200,000	1,302,372
Winter Garden Village at Fowler Groves Community Development District, Florida
Special Assessment Revenue 5.65% 5/1/37	925,000	968,170
^Wyandotte County, Kansas City, Kansas Unified Government Special Obligation
Revenue (Capital Appreciation - Sales Tax Subordinate Lien) 6.07% 6/1/21	990,000	681,061
		48,370,354
State General Obligation Bonds – 5.62%
Pennsylvania Commonwealth First Series 5.00% 6/1/22	3,000,000	3,906,330
Puerto Rico Commonwealth Public Improvement Series A
5.25% 7/1/16	1,610,000	1,733,954
5.50% 7/1/18	1,290,000	1,439,240
5.50% 7/1/39	4,500,000	4,723,695
5.75% 7/1/41	2,000,000	2,147,600
State of Connecticut Series C 5.00% 6/1/22	3,000,000	3,885,450
State of Georgia Series A 5.00% 7/1/26	1,750,000	2,262,418
State of Minnesota (Trunk Highway) Series B 5.00% 8/1/21	5,000,000	6,559,400
State of New York Series A 5.25% 2/15/24	2,000,000	2,568,080
		29,226,167
Transportation Revenue Bonds – 6.98%
Central Texas Regional Mobility Authority Revenue
Senior Lien 6.00% 1/1/41	1,890,000	2,255,432
Subordinate Lien 6.75% 1/1/41	1,000,000	1,183,800
Delaware Transportation Authority Revenue Senior 5.00% 7/1/22	2,000,000	2,619,700
Houston, Texas Airport System Revenue Refunding Subordinate Lien Series A 5.00%
7/1/25 (AMT)	1,000,000	1,188,680
Maryland Economic Development Corporation Revenue (Transportation Facilities
Project) Series A 5.75% 6/1/35	1,000,000	1,144,500
Metropolitan Transportation Authority Series F 5.00% 11/15/27	3,000,000	3,656,040
Port Authority of New York & New Jersey Special Project (JFK International Air
Terminal) 6.00% 12/1/42	1,970,000	2,356,731
Regional Transportation District, Colorado Private Activity Revenue (Denver Transit
Partners) 6.00% 1/15/41	1,000,000	1,194,430
Sacramento County, California Airport System Revenue (PFC/Grant) Series C 6.00% 7/1/41	1,000,000	1,202,490
St. Louis, Missouri Airport Revenue (Lambert-St. Louis International) Series A-1 6.625% 7/1/34	1,090,000	1,313,308
Texas Private Activity Bond Surface Transportation Corporate Senior Lien (LBJ Infrastructure)
7.00% 6/30/40	7,000,000	8,816,430
7.50% 6/30/33	500,000	654,350
Texas Private Activity Bond Surface Transportation Corporate Senior Lien (Mobility
Partners) 6.875% 12/31/39	4,055,000	5,013,237
Texas Transportation Commission First Tier Series A 5.00% 8/15/41	3,235,000	3,672,663
		36,271,791
Water & Sewer Revenue Bond – 0.36%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Senior Lien Series A 6.00% 7/1/47	1,730,000	1,885,856
		1,885,856
Total Municipal Bonds (cost $461,618,418)		507,469,542

Total Value of Securities – 97.66%
(cost $461,618,418)	507,469,542
Receivables and Other Assets Net of Liabilities – 2.34%	12,173,438
Net Assets Applicable to 46,707,817 Shares Outstanding – 100.00%	$519,642,980

@Illiquid security. At November 30, 2012, the aggregate value of illiquid securities was $2,587,618, which represented 0.50% of the Fund's net assets. See Note 3 in "Notes."
§Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in “Notes.”
•Variable rate security. The rate shown is the rate as of November 30, 2012. Interest rates reset periodically.
^Zero coupon security. The rate shown is the yield at the time of purchase.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2012, the aggregate value of Rule 144A securities was $1,658,780, which represented 0.32% of the Fund's net assets. See Note 3 in "Notes."
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of Abbreviations:
ACA – Insured by American Capital Access
AMBAC – Insured by the AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by the Assured Guaranty Corporation
CDFI – Community Development Financial Institutions
SGI – Insured by Syncora Guarantee Inc.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Mutual Funds – Delaware National High-Yield Municipal Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (August 31, 2009–August 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At November 30, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At November 30, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$461,618,418
Aggregate unrealized appreciation	$47,286,184
Aggregate unrealized depreciation	(1,435,060)
Net unrealized appreciation	$45,851,124

For federal income tax purposes, at August 31, 2012, capital loss carryforwards of $730,436 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $ 355,701 expires in 2015 and $374,735 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Series is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

Loss carryforward character
Short-term	Long-term
$1,201,136	$1,684,068

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of November 30, 2012:

Level 2
Municipal Bonds	$507,469,542

During the period ended November 30, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At November 30, 2012, 3.00% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

As of November 30, 2012, the Fund invested in municipal bonds issued by the states of California and New York that constituted approximately 10.41% and 12.60%, respectively, of the Fund’s portfolio. These investments could make the Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s (S&P) and Baa3 by Moody’s Investor Services (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding". "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities and illiquid securities have been identified on the schedule of investments.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to November 30, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free California Fund

November 30, 2012

	Principal
	Amount	Value
Municipal Bonds – 98.39%
Corporate Revenue Bonds – 7.50%
•California Pollution Control Financing Authority Environmental Improvement Revenue
(BP West Coast Products, LLC) 2.60% 12/1/46	$500,000	$517,330
Chula Vista Industrial Development Revenue (San Diego Gas & Electric)
Series D 5.875% 1/1/34	1,000,000	1,202,400
Golden State Tobacco Securitization Corporate Settlement Revenue
5.00% 6/1/45 (AMBAC) (TCRS)	950,000	1,002,659
(Asset-Backed Senior Notes) Series A-1
5.125% 6/1/47	2,000,000	1,690,440
5.75% 6/1/47	3,500,000	3,267,495
M-S-R Energy Authority Gas Revenue
Series A 6.50% 11/1/39	1,000,000	1,436,720
Series C 6.50% 11/1/39	500,000	718,360
		9,835,404
Education Revenue Bonds – 8.04%
California Educational Facilities Authority Revenue
(University of Southern California) Series A 5.00% 10/1/23	1,000,000	1,328,570
(Woodbury University) 5.00% 1/1/36	1,000,000	1,015,180
California Municipal Finance Authority Educational Revenue
(American Heritage Education Foundation Project) Series A 5.25% 6/1/36	1,000,000	952,060
(Partnership Uplift Community Project) Series A 5.25% 8/1/42	700,000	707,882
California Municipal Finance Authority Revenue (Southwestern Law School) 6.50% 11/1/41	1,140,000	1,373,552
California School Finance Authority (New Designs Charter School) Series A 5.50% 6/1/42	1,000,000	1,033,630
California Statewide Communities Development Authority Revenue
(Aspire Public Schools Project) 6.00% 7/1/40	1,000,000	1,036,480
(California Baptist University Project) Series A 5.50% 11/1/38	1,000,000	1,080,470
(Green Dot Public Schools) Series A 7.25% 8/1/41	800,000	899,240
(Irvine Campus) 5.375% 5/15/38	1,000,000	1,116,070
		10,543,134
Electric Revenue Bonds – 6.78%
Anaheim Public Financing Authority Electric System District Facilities
Series A 5.00% 10/1/25	800,000	978,120
Imperial Irrigation District Electric System Revenue
Series A 5.25% 11/1/24	500,000	610,355
Series B 5.00% 11/1/36	250,000	288,148
Series C 5.25% 11/1/31	1,175,000	1,401,646
Puerto Rico Electric Power Authority Revenue Series A 5.00% 7/1/42	3,395,000	3,474,069
Southern California Public Power Authority Revenue (Transmission Project)
Series A 5.00% 7/1/22	1,000,000	1,195,630
Turlock Irrigation District Revenue Series A 5.00% 1/1/30	830,000	940,622
		8,888,590
Healthcare Revenue Bonds – 20.63%
Abag Finance Authority for Nonprofit Corporations Refunding
(Episcopal Senior Communities) 6.125% 7/1/41	850,000	992,579
(Sharp Health Care)
6.25% 8/1/39	1,000,000	1,208,180
Series A 5.00% 8/1/26	300,000	353,277
Series A 5.00% 8/1/27	300,000	352,374
Series A 5.00% 8/1/28	250,000	292,105
California Health Facilities Financing Authority Revenue
(Catholic Health Care West)
Series A 6.00% 7/1/39	855,000	1,030,762
Series E 5.625% 7/1/25	1,000,000	1,182,660
Series G 5.25% 7/1/23	1,000,000	1,061,310
(Children's Hospital Los Angeles) Series A 5.00% 11/15/34	1,000,000	1,114,060
(City of Hope) Series A 5.00% 11/15/35	1,000,000	1,156,600
(Lucile Packard Children’s Hospital) Series A 5.00% 8/15/51	630,000	725,382
(Scripps Health Care)
Series A 5.00% 11/15/29	825,000	986,321
Series A 5.00% 11/15/32	1,000,000	1,179,740
Series A 5.00% 11/15/40	850,000	980,866
(St. Joseph Health System) Series A 5.75% 7/1/39	1,000,000	1,175,950
(Stanford Hospital) Series A-2 5.25% 11/15/40	600,000	705,096
(Sutter Health Care) Series D 5.25% 8/15/31	1,000,000	1,207,450
(The Episcopal Home) Series A 5.30% 2/1/32 (RADIAN) (IBC)	475,000	475,665

California Statewide Communities Development Authority Revenue
(BE Group) 7.25% 11/15/41	500,000	583,140
(Episcopal Community’s)
5.00% 5/15/27	500,000	577,135
5.00% 5/15/32	600,000	682,548
(Kaiser Permanente)
Series A 5.00% 4/1/19	1,000,000	1,204,270
Series A 5.00% 4/1/42	2,085,000	2,428,732
Series B 5.25% 3/1/45	1,000,000	1,099,500
(Terraces at San Joaquin Garden) 6.00% 10/1/42	1,000,000	1,096,420
(Trinity Health) 5.00% 12/1/41	1,000,000	1,156,340
(Valleycare HealthSystems) Series A 5.125% 7/15/31	1,000,000	1,043,940
San Buenaventura Community Memorial Health Systems 7.50% 12/1/41	785,000	991,683
		27,044,085
Housing Revenue Bonds – 3.17%
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Projects) Series A 6.40% 8/15/45	995,000	1,115,534
•California Statewide Communities Development Multifamily Housing Authority Revenue
(Silver Ridge Apartments) Series H 5.80% 8/1/33 (FNMA) (AMT)	1,000,000	1,005,120
Independent Cities Finance Authority Mobile Home Park Revenue (Sahar Mobile Home Park)
Series A 5.00% 6/15/47	1,000,000	1,038,030
Santa Clara County Multifamily Housing Authority Revenue (Rivertown Apartments Project)
Series A 5.85% 8/1/31 (AMT)	1,000,000	1,001,990
		4,160,674
Lease Revenue Bonds – 6.17%
Abag Finance Authority For Nonprofit Corporations (Jackson Laboratory) 5.00% 7/1/37	1,000,000	1,146,230
California State Public Works Board Lease Revenue
(California State Prisons Los Angeles) Series C 5.00% 10/1/26	1,000,000	1,175,830
(General Services) Series A 6.25%4/1/34	1,000,000	1,207,050
Elsinore Valley Municipal Water District Certificates of Participation
Series A 5.00% 7/1/24 (BHAC)	1,000,000	1,188,520
Franklin-McKinley School District Certificates of Participation (Financing Project)
Series B 5.00% 9/1/27 (AMBAC)	1,060,000	1,070,091
San Diego Public Facilities Financing Authority Lease Revenue
(Master Project) Series A 5.25% 3/1/40	1,000,000	1,107,490
San Mateo Joint Powers Financing Authority Lease Revenue
(Capital Projects) Series A 5.25% 7/15/26	1,000,000	1,198,560
		8,093,771
Local General Obligation Bonds – 7.34%
^Anaheim School District Election 2002 4.58% 8/1/25 (NATL-RE)	1,000,000	596,430
Bonita Unified School District Election 2008 Series B 5.25% 8/1/28	800,000	986,280
Central Unified School District Election 2008 Series A 5.625% 8/1/33 (ASSURED GTY)	1,000,000	1,177,060
Grossmont Union High School District Election 2004 5.00% 8/1/33	1,000,000	1,126,560
Long Beach Unified School District Refinancing 5.00% 8/1/29	1,000,000	1,226,530
Pittsburg Unified School District Financing Authority Revenue (Pittsburg Unified School
District Building Program) 5.50% 9/1/46 (AGM)	800,000	946,360
Santa Barbara Community College District Election 2008 Series A 5.25% 8/1/33	1,000,000	1,191,970
Sierra Joint Community College District #2 (Western Nevada)
Series A 5.25% 8/1/21 (BHAC) (FGIC)	1,000,000	1,081,730
State of California (Various Purpose) 5.00% 9/1/22	1,000,000	1,294,150
		9,627,070
§Pre-Refunded Bonds – 2.51%
California Statewide Communities Development Authority Revenue
(Viewpoint School Project) 5.75% 10/1/33-14 (ACA)	1,000,000	1,096,990
Commerce Joint Powers Financing Authority Revenue (Redevelopment Projects)
Series A 5.00% 8/1/28-13 (RADIAN)	60,000	61,914
Fairfield-Suisun Unified School District Election 2002 5.50% 8/1/28-14 (NATL-RE)	500,000	543,260
Golden State Tobacco Securitization Corporation Settlement Revenue (Asset-Backed Senior
Notes) Series B 5.625% 6/1/33-13	1,000,000	1,027,020

Grossmont Union High School District Election 2004 5.00% 8/1/23-15 (NATL-RE)	500,000	561,180
		3,290,364
Resource Recovery Revenue Bond – 0.87%
South Bayside Waste Management Authority Revenue (Shoreway Environmental Center)
Series A 6.00% 9/1/36	1,000,000	1,138,500
		1,138,500
Special Tax Revenue Bonds – 14.00%
Bonita Canyon Public Facilities Financing Authority Revenue (Community Facilities District #98-1)
5.00% 9/1/28	800,000	826,000
California Statewide Communities Development Authority Revenue (Inland Regional Center
Project) 5.375% 12/1/37	1,350,000	1,452,411
Commerce Joint Powers Financing Authority Revenue Un-Refunded Balance (Redevelopment Projects)
Series A 5.00% 8/1/28 (RADIAN)	940,000	945,725
Fremont Community Facilities District #1 (Special Tax Pacific Commons) 5.375% 9/1/36	1,000,000	1,010,990
Glendale Redevelopment Agency Tax Allocation Revenue (Central Glendale Redevelopment
Project) 5.50% 12/1/24	1,000,000	1,066,940
Lammersville School District Community Facilities District #2002 (Mountain House)
5.125% 9/1/35	500,000	505,825
Lancaster Redevelopment Agency Tax Allocation Revenue (Combined
Redevelopment Project Areas) 6.875% 8/1/39	500,000	581,605
@Modesto Special Tax Community Facilities District #4-1 (Village 2)
5.15% 9/1/36	1,000,000	1,010,790
Poway Redevelopment Agency Tax Allocation Revenue 5.75% 6/15/33 (NATL-RE)	270,000	270,332
Puerto Rico Sales Tax Financing Corporation Revenue First Subordinate Series A
5.25% 8/1/27	1,000,000	1,127,640
5.50% 8/1/37	835,000	914,801
Ω(Convertible Capital Appreciation) Series A 6.75% 8/1/32	660,000	697,719
Rancho Santa Fe Community Services District Financing Authority Revenue Superior Lien
Series A 5.75% 9/1/30	800,000	934,648
Riverside County Redevelopment Agency Tax Allocation Housing Series A 6.00% 10/1/39	1,000,000	1,128,680
Roseville Westpark Special Tax Public Community Facilities District #1
5.25% 9/1/37	500,000	505,550
San Bernardino County Special Tax Community Facilities District #2002-1 5.90% 9/1/33	2,000,000	2,046,160
San Diego Redevelopment Agency Tax Allocation Revenue (Naval Training Center)
Series A 5.75% 9/1/40	1,000,000	1,100,550
San Mateo Special Tax Revenue (Community Facilities District #200)
6.00% 9/1/42	800,000	887,160
Virgin Islands Public Finance Authority Revenue (Senior Lien-Matching Fund Loan Note)
Series A 5.00% 10/1/29	715,000	794,901
Yucaipa Special Tax Refunding Community Facilities District #98-1 (Chapman Heights)
5.375% 9/1/30	500,000	553,040
		18,361,467
State & Territory General Obligation Bonds – 10.55%
California State Various Purposes
5.00% 9/1/41	750,000	867,495
5.00% 10/1/41	225,000	260,543
5.00% 4/1/42	1,000,000	1,164,860
5.00% 9/1/42	2,000,000	2,342,420
5.25% 3/1/30	1,000,000	1,220,260
5.25% 4/1/35	2,000,000	2,410,061
5.25% 11/1/40	1,000,000	1,199,230
6.00% 3/1/33	1,000,000	1,287,090
6.00% 4/1/38	515,000	639,949
Puerto Rico Commonwealth Public Improvement Series A
5.50% 7/1/39	1,500,000	1,574,565
5.75% 7/1/41	800,000	859,040
		13,825,513
Transportation Revenue Bonds – 6.18%
Bay Area Toll Authority Bridge Revenue
(San Francisco Bay Area)
5.00% 4/1/26	1,000,000	1,261,400
Series F-1 5.25% 4/1/27	800,000	981,480
Los Angeles Department of Airports Subordinate (Los Angeles International)
Series B 5.00% 5/15/33	1,690,000	1,941,742
San Diego Redevelopment Agency (Centre City Redevelopment Project)
Series A 6.40% 9/1/25	1,000,000	1,001,630
San Francisco Municipal Transportation Agency Revenue Series B 5.00% 3/1/37	2,500,000	2,915,550
		8,101,802

Water & Sewer Revenue Bonds – 4.65%
California State Department of Water Resources Systems Revenue (Central Valley Project)
Series AG 5.00% 12/1/28	815,000	1,009,141
San Diego Public Facilities Financing Authority Water Revenue Subordinate
Series A 5.00% 8/1/29	1,000,000	1,246,110
San Francisco City & County Public Utilities Commission Water & Sewer Improvement
Subordinate Series A	1,015,000	1,235,296
5.00% 11/1/32
5.00% 11/1/41	1,380,000	1,630,677
San Francisco City & County Public Utilities Commission Water Revenue
Series B 5.00% 11/1/26	800,000	974,848
		6,096,072
Total Municipal Bonds (cost $116,213,665)		129,006,446

	Number of
	Shares
Short-Term Investments – 1.76%
Money Market Instrument – 0.75%
Federated California Municipal Cash Trust	983,007	983,007
		983,007

	Principal
	Amount
¤Variable Rate Demand Notes – 1.01%
Abag Finance Authority for Nonprofit Corporations (Jewish Home)
0.13% 11/15/35 (LOC – Wells Fargo Bank N.A.)	$500,000	500,000
California State Health Facilities Financing Authority Revenue (Adventist Health System)
Series A 0.13% 9/1/25 (LOC – Wells Fargo Bank N.A.)	830,000	830,000
		1,330,000
Total Short-Term Investments (cost $2,313,007)		2,313,007

Total Value of Securities – 100.15%
(cost $118,526,672)		131,319,453
Liabilities Net of Receivables and Other Assets – (0.15%)		(195,063)
Net Assets Applicable to 10,415,302 Shares Outstanding – 100.00%		$131,124,390

•Variable rate security. The rate shown is the rate as of November 30, 2012. Interest rates reset periodically.
^Zero coupon security. The rate shown is the yield at the time of purchase.
§Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
@Illiquid security. At November 30, 2012, the aggregate value of illiquid securities was $1,010,790, which represented 0.77% of the Fund’s net assets. See Note 3 in “Notes.”
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
¤Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of November 30, 2012.

Summary of Abbreviations:
ACA – Insured by American Capital Access
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by Assured Guaranty Corporation
BHAC – Insured by Berkshire Hathaway Assurance Company
FGIC – Insured by Financial Guaranty Insurance Company
FNMA – Federal National Mortgage Association Collateral
IBC – Insured Bond Certificate
LOC – Letter of Credit
NATL-RE – Insured by National Public Finance Guarantee Corporation
RADIAN – Insured by Radian Asset Assurance
TCRS – Temporary Custodial Receipts

Notes

1. Significant Accounting Policies
 The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Mutual Funds - Delaware Tax-Free California Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (August 31, 2009–August 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declare and pay distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At November 30, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At November 30, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$118,526,672
Aggregate unrealized appreciation	$12,844,811
Aggregate unrealized depreciation	(52,030)
Net unrealized appreciation	$12,792,781

For federal income tax purposes, at August 31, 2012, capital loss carryforwards of $369,988 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $369,988 expires in 2019.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of November 30, 2012:

	Level 1	Level 2	Total
Municipal Bonds	$-	$129,006,446	$129,006,446
Short-Term Investments	983,007	1,330,000	2,313,007
Total	$983,007	$130,336,446	$131,319,453

During the period ended November 30, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities, mainly in California. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, as applicable, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At November 30, 2012, 6.68% of the Fund’s net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund may invest in advance refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of November 30, 2012, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to November 30, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free Idaho Fund

November 30, 2012

	Principal
	Amount	Value
Municipal Bonds – 97.64%
Corporate Revenue Bonds – 5.78%
Nez Perce County Pollution Control Revenue (Potlatch Project) 6.00% 10/1/24	$5,035,000	$5,035,805
Power County Industrial Development Revenue (FMC Project) 6.45% 8/1/32 (AMT)	2,000,000	2,003,660
Power County Pollution Control Revenue (FMC Project) 5.625% 10/1/14	2,475,000	2,477,822
		9,517,287
Education Revenue Bonds – 8.29%
Boise State University (General Project) Series A
4.00% 4/1/37	1,250,000	1,346,338
5.00% 4/1/42	1,350,000	1,593,081
(General Refunding) Series A
4.25% 4/1/32 (NATL-RE)	750,000	799,875
5.00% 4/1/39	1,000,000	1,134,020
Idaho Housing & Financing Association Nonprofit Facilities Revenue
(North Star Charter School Project) Series A 9.50% 7/1/39	1,000,000	1,115,520
Idaho State University Revenue 5.00% 4/1/20 (AGM)	1,130,000	1,147,481
University of Idaho (General Refunding)
•Series 2011 5.25% 4/1/41	1,970,000	2,367,092
Series A 5.00% 4/1/21 (AMBAC)	1,150,000	1,259,952
•Series B 4.50% 4/1/41 (AGM)	1,000,000	1,144,430
Series B 5.00% 4/1/28	1,000,000	1,169,870
Series B 5.00% 4/1/32	500,000	576,595
		13,654,254
Electric Revenue Bonds – 5.20%
Boise-Kuna Irrigation District Revenue (Arrowrock Hydroelectric Project) 6.30% 6/1/31	1,000,000	1,161,570
Puerto Rico Electric Power Authority Revenue
Series A 5.00% 7/1/42	1,755,000	1,795,874
Series TT 5.00% 7/1/32	3,170,000	3,246,111
Series TT 5.00% 7/1/37	210,000	212,867
Series ZZ 5.25% 7/1/26	2,000,000	2,147,240
		8,563,662
Healthcare Revenue Bonds – 8.04%
Idaho Health Facilities Authority Revenue
(St. Luke’s Health System Project) Series A
4.50% 3/1/47	1,500,000	1,587,795
5.00% 3/1/47	1,500,000	1,670,805
6.50% 11/1/23	250,000	301,385
6.75% 11/1/37	1,250,000	1,506,600
(St. Luke's Regional Medical Center Project)
5.00% 7/1/35 (AGM)	2,500,000	2,836,025
(Trinity Health Center Group)
Series B 6.125% 12/1/28	1,000,000	1,226,210
Series D 4.50% 12/1/37	1,355,000	1,497,126
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	2,245,000	2,615,492
		13,241,438
Housing Revenue Bonds – 2.82%
Idaho Housing & Finance Association Single Family Mortgage Revenue
Series A 6.05% 7/1/13 (AMBAC) (FHA) (VA) (AMT)	5,000	5,014
Series A 6.10% 7/1/16 (FHA) (VA) (AMT)	5,000	5,015
Series A Class II 4.375% 7/1/32	1,000,000	1,089,820
Series B 6.45% 7/1/15 (AMT)	5,000	5,017
Series B Class I 5.00% 7/1/37 (AMT)	435,000	446,240
Series B Class I 5.50% 7/1/38	10,000	10,038
Series C Class II 4.95% 7/1/31	1,000,000	1,109,420
Series G-2 6.15% 7/1/15 (FHA) (VA) (AMT)	15,000	15,047
Series I-1 Class I 5.45% 1/1/39 (AMT)	825,000	859,790
Puerto Rico Housing Finance Authority Subordinated-Capital Fund Modernization 5.125% 12/1/27	1,000,000	1,110,551
		4,655,952
Lease Revenue Bonds – 2.65%
Idaho Housing & Finance Association Revenue (TDF Facilities PJ-Recovery Zone) Series A
6.50% 2/1/26	1,370,000	1,586,926
7.00% 2/1/36	1,500,000	1,717,440
Puerto Rico Public Buildings Authority Revenue (Government Facilities) Series U 5.25% 7/1/42	1,035,000	1,063,597
		4,367,963

Local General Obligation Bonds – 20.02%
Ada & Canyon Counties Joint School District #2 Meridian (School Board Guaranteed Program)
4.50% 7/30/22	1,500,000	1,820,250
4.75% 2/15/20	1,000,000	1,087,640
5.50% 7/30/16	1,305,000	1,532,135
Bannock County School District #25 Pocatello/Chubbuck (School Board Guaranteed Program)
5.00% 8/15/15	1,040,000	1,121,453
5.00% 8/15/16	1,100,000	1,186,097
Boise City Independent School District 5.00% 8/1/24 (AGM)	1,500,000	1,745,010
Bonneville Joint School District #93 (School Board Guaranteed Program)
5.00% 9/15/30	1,515,000	1,918,066
5.00% 9/15/31	870,000	1,094,417
Canyon County School District #131 Nampa (School Board Guaranteed Program)
Series B 5.00% 8/15/23	1,295,000	1,672,402
Canyon County School District #132 Caldwell
5.00% 7/30/15 (NATL-RE) (FGIC)	2,000,000	2,212,700
Series A 5.00% 9/15/22 (AGM)	1,725,000	2,048,783
Series A 5.00% 9/15/23 (AGM)	1,810,000	2,149,737
Idaho Bond Bank Authority Revenue
Series A 5.00% 9/15/28	1,250,000	1,492,238
Series A 5.00% 9/15/31	1,025,000	1,267,382
Series A 5.00% 9/15/33	1,125,000	1,377,248
Series A 5.25% 9/15/26	2,000,000	2,429,619
Series C 4.00% 9/15/29	1,320,000	1,488,181
Kootenai County School District #271 Coeur d'Alene Series B 4.00% 9/15/25	650,000	766,584
Lemhi County 5.20% 8/1/27 (AGM)	2,145,000	2,161,023
Twin Falls County School District #413 Filer (School Board Guaranteed Program) 5.25% 9/15/25	2,000,000	2,418,819
		32,989,784
§Pre-Refunded Bonds – 8.89%
Ada & Canyon Counties Joint School District #3 Kuna (School Board Guaranteed Program)
4.75% 8/15/22-14	600,000	645,330
Boise State University Revenue
(General Refunding) Series A 5.00% 4/1/18-14 (NATL-RE) (FGIC)	1,500,000	1,593,300
(Student Union & Housing System) 5.00% 4/1/17-13 (AMBAC)	500,000	508,015
Idaho State Building Authority Revenue Series A
5.00% 9/1/33-13 (SGI)	1,000,000	1,035,840
5.00% 9/1/43-13 (SGI)	5,750,000	5,956,080
Idaho State University Revenue 5.00% 4/1/23-13 (AGM)	2,115,000	2,148,903
Nampa City Series B 5.00% 8/1/21-15 (NATL-RE) (FGIC)	2,475,000	2,743,835
Puerto Rico Sales Tax Financing Revenue First Subordinate Series A 5.50% 8/1/28-19	15,000	19,582
		14,650,885
Special Tax Revenue Bonds – 22.45%
Coeur d'Alene Local Improvement District #6 6.10% 7/1/14	45,000	45,157
Guam Government Business Privilege Tax Revenue Series A
5.125% 1/1/42	545,000	623,208
5.25% 1/1/36	705,000	816,045
Idaho Bond Bank Authority Revenue Series B 5.00% 9/15/30 (NATL-RE)	725,000	822,020
Idaho Water Resource Board (Ground Water Rights Mitigation) Series A 5.00% 9/1/32	3,565,000	4,014,403
Ketchum Urban Renewal Agency 5.50% 10/15/34	1,500,000	1,662,930
Nampa Development Revenue 5.90% 3/1/30	3,000,000	3,316,800
Puerto Rico Sales Tax Financing Revenue First Subordinate
^(Capital Appreciation) Series A
5.03% 8/1/44 (NATL-RE)	5,125,000	933,570
5.04% 8/1/45 (NATL-RE)	5,280,000	903,091
Ω(Convertible Capital Appreciation) Series A 6.75% 8/1/32	735,000	777,005
Series A 5.00% 8/1/26	1,300,000	1,453,738
Series A 5.25% 8/1/27	3,000,000	3,382,919
Series A 5.50% 8/1/42	3,500,000	3,798,129
Series A 5.75% 8/1/37	2,660,000	2,968,720
Series A-1 5.00% 8/1/43	1,060,000	1,126,971
Series C 5.00% 8/1/40	2,500,000	2,771,300
Series C 5.50% 8/1/40	1,960,000	2,150,375
(Un-Refunded) Series A 5.50% 8/1/28	1,385,000	1,578,014
Virgin Islands Public Finance Authority Revenue (Senior Lien-Matching Fund Loan Note) Series A
5.00% 10/1/29	2,220,000	2,468,085
5.25% 10/1/20	500,000	534,055
5.25% 10/1/24	800,000	849,536
		36,996,071
State & Territory General Obligation Bonds – 3.85%
Puerto Rico Commonwealth Public Improvement
Series A 5.50% 7/1/39	1,500,000	1,574,565
Series A 5.75% 7/1/41	3,850,000	4,134,130
Series E 5.375% 7/1/30	600,000	630,264
		6,338,959
Transportation Revenue Bonds – 7.59%
Boise Airport Revenue
(Air Terminal Facilities Project)
5.75% 9/1/19 (AGM) (AMT)	1,000,000	1,246,330
5.75% 9/1/20 (AGM) (AMT)	1,000,000	1,260,260
(Parking Facilities Project) 4.00% 9/1/32	1,500,000	1,641,870

Idaho Housing & Finance Association Grant Revenue (Anticipated Federal Highway Trust)
5.00% 7/15/24 (NATL-RE)	2,000,000	2,261,480
Series A 5.25% 7/15/20 (ASSURED GTY)	2,750,000	3,327,197
Series A 5.25% 7/15/25 (ASSURED GTY)	1,500,000	1,796,490
Puerto Rico Highway & Transportation Authority Revenue
Series K 5.00% 7/1/30	890,000	916,816
Un-Refunded Series W 5.50% 7/1/15	55,000	59,171
		12,509,614
Water & Sewer Revenue Bonds – 2.06%
Idaho Bond Bank Authority Revenue Series C 5.375% 9/15/38	1,000,000	1,190,000
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Senior Lien Series A
5.125% 7/1/37	1,500,000	1,537,620
5.25% 7/1/42	265,000	270,896
6.00% 7/1/47	365,000	397,883
		3,396,399
Total Municipal Bonds (cost $146,918,711)		160,882,268

	Number of
	Shares
Short-Term Investments – 2.38%
Money Market Mutual Fund – 1.82%
Dreyfus Cash Management Fund	2,995,610	2,995,610
		2,995,610

	Principal
	Amount
¤Variable Rate Demand Note – 0.56%
Idaho State University Foundation Revenue (L.E. & Thelma Stephens Project)
0.18% 5/1/21 (LOC-Wells Fargo Bank N.A.)	$920,000	920,000
		920,000
Total Short-Term Investments (cost $3,915,610)		3,915,610

Total Value of Securities – 100.02%
(cost $150,834,321)		164,797,878
Liabilities Net of Receivables and Other Assets – (0.02%)		(25,649)
Net Assets Applicable to 13,310,721 Shares Outstanding – 100.00%		$164,772,229

•Variable rate security. The rate shown is the rate as of November 30, 2012. Interest rates reset periodically.
§Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in “Notes.”
^Zero coupon security. The rate shown is the yield at the time of purchase.
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
¤Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of November 30, 2012.

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by Assured Guaranty Corporation
FGIC – Insured by Financial Guaranty Insurance Company
FHA – Federal Housing Administration
LOC – Letter of Credit
NATL-RE – Insured by National Public Finance Guarantee Corporation
SGI – Insured by Syncora Guarantee Inc.
VA – Veterans Administration collateral

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Mutual Funds – Delaware Tax-Free Idaho Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not threshold” are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken for all open federal income tax years (August 31, 2009–August 31, 2012), and has concluded that no provision for federal income tax is required in the Fund's financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on ex-dividend date.

2. Investments
At November 30, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At November 30, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$150,834,321
Aggregate unrealized appreciation	$13,963,557
Aggregate unrealized depreciation	-
Net unrealized appreciation	$13,963,557

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

Loss Carryforward Character
Short Term	Long Term
$863,783	$-

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of November 30, 2012:

	Level 1	Level 2	Total
Municipal Bonds	$-	$160,882,268	$160,882,268
Short-Term Investments	2,995,610	920,000	3,915,610
Total	$2,995,610	$161,802,268	$164,797,878

During the period ended November 30, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund's policy is to recognize transfers between levels at the beginning of the reporting period.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities, mainly in Idaho. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, as applicable, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At November 30, 2012, 19.91% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding.” "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Standard & Poor's Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of November 30, 2012, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to November 30, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free New York Fund

November 30, 2012

	Principal
	Amount	Value
Municipal Bonds – 97.66%
Corporate Revenue Bonds – 10.33%
Chautauqua County Industrial Development Agency Exempt Facilities Revenue
(NRG Dunkirk Power Project) 5.875% 4/1/42	$1,000,000	$1,141,150
Jefferson County Industrial Development Agency Solid Waste Disposal (International Paper)
Series A 5.20% 12/1/20 (AMT)	350,000	362,520
Nassau County Tobacco Settlement Revenue (Asset-Backed) Series A-3 5.125% 6/1/46	600,000	453,474
•New York City Industrial Development Agency Special Facilities Revenue
(American Airlines-JFK International Airport) 7.75% 8/1/31 (AMT)	250,000	264,233
New York Liberty Development Revenue
(Goldman Sachs Headquarters) 5.25% 10/1/35	1,185,000	1,480,159
(Second Priority-Bank of America Tower)
5.625% 7/15/47	500,000	595,090
6.375% 7/15/49	1,265,000	1,492,535
Niagara Area Development Revenue (Covanta Energy Project) Series B 4.00% 11/1/24	810,000	821,332
Suffolk County Industrial Development Agency Revenue
(Keyspan-Port Jefferson Energy Center) 5.25% 6/1/27 (AMT)	250,000	255,140
Suffolk Tobacco Asset Securitization Series B 5.25% 6/1/37	700,000	771,813
TSASC Revenue (Asset-Backed) Series 1
5.00% 6/1/34	500,000	427,150
5.125% 6/1/42	1,000,000	844,580
		8,909,176
Education Revenue Bonds – 18.56%
Albany Industrial Development Agency Civic Facilities Revenue (Brighter Choice Charter School)
Series A 5.00% 4/1/37	250,000	250,465
Buffalo & Erie County Industrial Land Development (Buffalo State College Foundation Housing)
6.00% 10/1/31	525,000	657,761
Hempstead Town Local Development Revenue (Molloy College Project) 5.75% 7/1/23	400,000	486,340
Madison County Capital Resource Revenue (Colgate University Project) Series A 5.00% 7/1/28	400,000	477,080
Monroe County Industrial Development Revenue (Nazareth College Rochester Project)
5.25% 10/1/31	500,000	574,800
5.50% 10/1/41	500,000	569,505
New York City Trust for Cultural Resources (Whitney Museum of American Art) 5.00% 7/1/31	500,000	578,895
New York State Dormitory Authority Revenue
(Brooklyn Law School) 5.75% 7/1/33	340,000	397,596
(Cornell University) Series A
4.75% 7/1/29	100,000	117,869
5.00% 7/1/34	170,000	203,512
(Culinary Institute of America)
5.00% 7/1/34	290,000	328,822
5.00% 7/1/28	500,000	580,725
(Fordham University)
4.00% 7/1/28	300,000	331,008
4.00% 7/1/29	275,000	301,722
4.00% 7/1/30	400,000	436,760
(Manhattan Marymount) 5.00% 7/1/24	350,000	388,343
(Mt. Sinai School of Medicine) 5.125% 7/1/39	500,000	564,175
(New York University) Series A 5.25% 7/1/34	500,000	612,065
(Rochester Institute of Technology) 4.00% 7/1/26	1,000,000	1,139,030
(Rockefeller University) Series A 5.00% 7/1/27	250,000	308,470
(Skidmore College) Series A 5.00% 7/1/21	325,000	405,194
(St. Joseph's College) 5.25% 7/1/25	500,000	545,725
(Teachers College) 5.50% 3/1/39	250,000	288,228
(University of Rochester)
Series A 5.125% 7/1/39	250,000	287,080
Series A-2 4.375% 7/1/20	225,000	247,118
(Yeshiva University) Series A 5.00% 11/1/40	1,000,000	1,148,309
Onondaga Civic Development Revenue (Le Moyne College Project) 5.20% 7/1/29	500,000	561,675
Onondaga County Trust for Cultural Research Revenue (Syracuse University Project)
Series B 5.00% 12/1/19	350,000	433,636
St. Lawrence County Industrial Development Agency Civic Facility Revenue
(St. Lawrence University) Series A 5.00% 10/1/16	500,000	570,110
Suffolk County Industrial Development Agency Civic Facility Revenue
(New York Institute of Technology Project) 5.00% 3/1/26	600,000	624,312
Troy Industrial Development Authority Civic Facility Revenue
(Rensselaer Polytechnic) Series E 5.20% 4/1/37	500,000	573,115

Yonkers Economic Development Education Revenue (Charter School Educational Excellence)
Series A 6.25% 10/15/40	600,000	639,048
Yonkers Industrial Development Agency Civic Facility Revenue (Sarah Lawrence College Project)
Series A 6.00% 6/1/29	325,000	379,184
		16,007,678
Electric Revenue Bonds – 4.26%
Long Island Power Authority Electric System Revenue
Series A 5.00% 9/1/37	500,000	580,090
Series A 5.75% 4/1/39	350,000	431,603
Series B 5.75% 4/1/33	250,000	308,288
New York Power Authority Series A 5.00% 11/15/38	500,000	596,005
Puerto Rico Electric Power Authority Revenue
Series A 5.00% 7/1/42	1,000,000	1,023,289
Series WW 5.00% 7/1/28	190,000	197,060
Series ZZ 5.25% 7/1/26	500,000	536,810
		3,673,145
Healthcare Revenue Bonds – 14.40%
Albany Industrial Development Agency Civic Facility Revenue (St. Peter's Hospital Project)
Series A 5.25% 11/15/32	800,000	885,648
East Rochester Housing Authority Revenue (Senior Living-Woodland Village Project) 5.50% 8/1/33	500,000	508,225
Monroe County Industrial Development Insured Mortgage Revenue
(University Hospital of Rochester Project) 5.50% 8/15/40 (FHA)	585,000	694,658
New York City Health & Hospital Revenue (Health System) Series A 5.00% 2/15/30	500,000	576,445
New York Dormitory Authority Revenue
(Catholic Health Long Island Obligation Group) 5.00% 7/1/27	400,000	411,444
(Chapel Oaks) 5.45% 7/1/26 (LOC-Allied Irish Bank)	450,000	451,215
New York Dormitory Authority Revenue Non-State Supported Debt
(Memorial Sloan-Kettering)
5.00% 7/1/41	180,000	212,758
Series 1 4.375% 7/1/34	600,000	682,560
Series 1 5.00% 7/1/23	600,000	759,690
Series 1 5.00% 7/1/35	225,000	251,388
Series B 5.00% 5/1/39	500,000	572,460
Subordinate Series A2 5.00% 7/1/26	500,000	601,995
(Mt. Sinai Hospital) Series A 5.00% 7/1/26	600,000	691,854
(North Shore Long Island Jewish Group) Series A
5.00% 5/1/41	500,000	568,920
5.50% 5/1/37	500,000	581,835
(Orange Regional Medical Center)
6.125% 12/1/29	540,000	611,156
6.25% 12/1/37	250,000	280,463
Onondaga Civic Development
4.50% 7/1/32	385,000	386,475
5.00% 7/1/42	750,000	780,098
Suffolk County Economic Development Revenue
(Catholic Health Services) 5.00% 7/1/28	1,000,000	1,171,429
(Peconic Landing Southland) 6.00% 12/1/40	650,000	739,473
		12,420,188
Housing Revenue Bonds – 0.91%
New York City Housing Development Multifamily Housing Revenue Series G-1 4.875% 11/1/39 (AMT)	250,000	259,925
New York Mortgage Agency Revenue 44th Series 4.35% 10/1/24 (AMT)	485,000	521,608
		781,533
Lease Revenue Bonds – 11.98%
Battery Park City Authority Revenue Series A 5.00% 11/1/26	250,000	260,448
Erie County Industrial Development Agency School Facility Revenue (Buffalo City School District)
Series A 5.25% 5/1/25	500,000	607,135
Hudson Yards Infrastructure Revenue Series A
5.00% 2/15/47	500,000	546,105
5.25% 2/15/47	600,000	703,842
5.75% 2/15/47	1,000,000	1,216,750
New York City Industrial Development Agency Special Airport Facility Revenue
(Airis JFK I Project) Series A 5.00% 7/1/28 (AMT)	1,500,000	1,608,525
New York Liberty Development (World Trade Center Project)
5.00% 11/15/31	500,000	592,055
5.00% 3/15/44	600,000	667,062
5.75% 11/15/51	1,055,000	1,293,029
New York State Dormitory Authority Revenue (State University Dormitory Facilities)
Series A 5.00% 7/1/37	500,000	601,465
Puerto Rico Public Finance (Commonwealth Appropriation) Series B 5.50% 8/1/31	870,000	934,084
Tobacco Settlement Financing Authority Revenue (Asset-Backed) Series B-1C
5.50% 6/1/20	200,000	205,122
5.50% 6/1/21	500,000	512,700
United Nations Development Revenue Series A 5.00% 7/1/26	500,000	580,565
		10,328,887
Local General Obligation Bonds – 6.51%
New York City
Series A-1 5.00% 10/1/27	500,000	626,725
Series B 5.00% 8/1/27	1,000,000	1,249,870
Series C-1 5.00% 10/1/19	500,000	594,705
Series D 5.00% 11/1/34	120,000	129,341
Series D-1 5.00% 10/1/36	1,000,000	1,191,390
Series I-1 5.375% 4/1/36	500,000	607,040

New York State Dormitory Authority Revenue Non-State Supported Debt
(School Districts-Financing Program) Series A
5.00% 10/1/23	500,000	616,685
5.00% 10/1/25 (AGM)	500,000	594,820
		5,610,576
§Pre-Refunded Bonds – 2.43%
New York City Series D 5.00% 11/1/34-14	5,000	5,438
New York State Dormitory Authority Revenue
(Columbia University) Series A 5.00% 7/1/23-13	500,000	513,915
(Winthrop South Nassau Hospital) Series B 5.50% 7/1/23-13	500,000	515,075
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Series Y 5.50% 7/1/36-16	475,000	560,329
Schenectady Metroplex Development Authority Revenue Series A 5.375% 12/15/21-12	500,000	501,085
		2,095,842
Special Tax Revenue Bonds – 13.73%
Brooklyn Arena Local Development (Barclays Center Project)
6.25% 7/15/40	500,000	587,745
6.375% 7/15/43	500,000	590,970
6.50% 7/15/30	500,000	606,845
Guam Government Business Privilege Tax Revenue Series A
5.125% 1/1/42	185,000	211,548
5.25% 1/1/36	240,000	277,802
Metropolitan Transportation Authority Revenue Series B 5.00% 11/15/34	500,000	577,130
New York City Industrial Development Agency (YMCA of Greater New York Project) 5.00% 8/1/36	1,000,000	1,059,140
New York City Transitional Finance Authority Revenue
(Building Aid) Series S-1A 5.25% 7/15/37	1,000,000	1,194,579
(Future Tax Secured)
Fiscal 2011 5.00% 2/1/26	250,000	310,820
Fiscal 2011 5.25% 2/1/29	500,000	625,105
Series B 5.00% 11/1/18	500,000	593,545
Series C 5.25% 11/1/25	500,000	630,275
New York City Trust for Cultural Resources Revenue (Museum Modern Art) Series A1 5.00% 4/1/31	250,000	298,483
New York Dormitory Authority State Personal Income Tax Revenue
Series E 4.00% 2/15/19	820,000	969,502
Series C 5.00% 3/15/34	500,000	593,685
New York Dormitory Authority State Supported Debt Revenue (Consolidated Services Contract)
5.00% 7/1/17 (AGM)	500,000	590,290
New York Sales Tax Asset Receivables Series A 5.25% 10/15/27 (AMBAC)	500,000	543,155
Puerto Rico Sales Tax Financing Revenue First Subordinate
Ω(Convertible Capital Appreciation) Series A 6.75% 8/1/32	185,000	195,573
Series A 5.25% 8/1/30	1,000,000	1,108,390
Virgin Islands Public Finance Authority Revenue (Matching Fund Loan Note-Senior Lien)
Series A 5.00% 10/1/29	250,000	277,938
		11,842,520
State & Territory General Obligation Bonds – 3.66%
New York City Series E 5.00% 8/1/28	125,000	150,798
New York State Series A 5.00% 3/1/38	500,000	586,270
Puerto Rico Commonwealth Government Development Bank Refunding Remarketed
4.75% 12/1/15 (NATL-RE)	230,000	236,728
Puerto Rico Commonwealth Public Improvement Series A
5.50% 7/1/19 (NATL-RE) (IBC)	520,000	582,473
5.50% 7/1/39	500,000	524,855
5.75% 7/1/41	1,000,000	1,073,799
		3,154,923
Transportation Revenue Bonds – 8.13%
Metropolitan Transportation Authority Revenue
Series 2008C 6.50% 11/15/28	200,000	258,842
Series A 5.00% 11/15/41	500,000	577,825
Series C 5.00% 11/15/32	500,000	595,730
Series C 5.00% 11/15/41	200,000	234,118
Series D 5.00% 11/15/32	500,000	595,730
Series D 5.25% 11/15/27	500,000	601,265
Series E 4.00% 11/15/38	535,000	568,384
Series F 5.00% 11/15/15	150,000	168,923
New York State Thruway Authority General Revenue Series I
5.00% 1/1/32	700,000	841,126
5.00% 1/1/42	500,000	588,355
Port Authority New York & New Jersey
(Consolidated-One Hundred Fifty-Third) 5.00% 7/15/35	250,000	283,230
(JFK International Air Terminal)
6.00% 12/1/42	700,000	837,417
6.50% 12/1/28	550,000	613,685
Triborough Bridge & Tunnel Authority Revenue Series C 5.00% 11/15/24	200,000	243,922
		7,008,552

Water & Sewer Revenue Bonds – 2.76%
New York City Municipal Water Finance Authority Water & Sewer System Revenue
(Second General Resolution)
Series A 5.75% 6/15/40	200,000	247,738
Series BB 5.25% 6/15/44	500,000	601,900
Series FF 5.50% 6/15/40	250,000	308,665
Series HH 5.00% 6/15/32	500,000	598,360
New York State Environmental Facilities Revenue Clean Water & Drinking Revolving Funds 5.00% 6/15/30	500,000	619,675
		2,376,338
Total Municipal Bonds (cost $75,737,444)		84,209,358
Short-Term Investments – 2.44%
¤Variable Rate Demand Notes – 2.44%
City of New York Various Subordinate Series A-7 0.16% 8/1/19 (LOC-JPMorgan Chase Bank, N.A.)	600,000	600,000
New York City Adjusted
Series C 0.16% 10/1/23 (LOC-JPMorgan Chase Bank, N.A.)	500,000	500,000
Series E5 0.16% 8/1/15 (LOC-JPMorgan Chase Bank, N.A.)	300,000	300,000
Series G-4 0.15% 4/1/42 (LOC-PNC Bank, N.A.)	700,000	700,000
Total Short-Term Investments (cost $2,100,000)		2,100,000

Total Value of Securities – 100.10%
(cost $77,837,444)		86,309,358
Liabilities Net of Receivables and Other Assets – (0.10%)		(83,861)
Net Assets Applicable to 7,212,891 Shares Outstanding – 100.00%		$86,225,497

•Variable rate security. The rate shown is the rate as of November 30, 2012. Interest rates reset periodically.
§Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in “Notes.”
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
¤Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of November 30, 2012.

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
FHA – Federal Housing Administration
IBC – Insured Bond Certificate
LOC – Letter of Credit
NATL-RE – Insured by National Public Finance Guarantee Corporation

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Mutual Funds – Delaware Tax-Free New York Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not threshold” are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken for all open federal income tax years (August 31, 2009–August 31, 2012), and has concluded that no provision for federal income tax is required in the Fund's financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on ex-dividend date.

2. Investments
At November 30, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At November 30, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$77,837,444
Aggregate unrealized appreciation	$8,472,992
Aggregate unrealized depreciation	(1,078)
Net unrealized appreciation	$8,471,914

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of November 30, 2012:

Level 2
Municipal Bonds	$84,209,358
Short-Term Investments	2,100,000
Total	$86,309,358

During the period ended November 30, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund's policy is to recognize transfers between levels at the beginning of the reporting period.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities, mainly in New York. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, as applicable, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At November 30, 2012, 2.95% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding.” “Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Standard & Poor's Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of November 30, 2012, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to November 30, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: